                                                                    Exhibit 10.4

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                       __________________________________


                            ZIFF DAVIS HOLDINGS INC.

                            STOCK PURCHASE AGREEMENT

                      __________________________________










                           Dated as of August 30, 2001





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

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

Section 1.     Authorization and Closing ..................................    1
        1A.    Authorization of the Preferred Stock .......................    1
        1B.    Purchase and Sale of the Stock .............................    2
        1C.    The Closing ................................................    2

Section 2.     Conditions of the Purchasers' Obligation at the Closing ....    2
        2A.    Representations and Warranties; Covenants ..................    2
        2B.    Third Amended and Restated Certificate of Incorporation ....    2
        2C.    Securities Law Compliance ..................................    2
        2D.    Closing Documents ..........................................    2
        2E.    Proceedings ................................................    3
        2F.    Compliance with Applicable Laws ............................    3
        2G.    Waiver .....................................................    3

Section 3.     Transfer of Restricted Securities ..........................    3
        3A.    General Provisions .........................................    3
        3B.    Opinion Delivery ...........................................    3
        3C.    Legend .....................................................    4
        3D.    Legend Removal .............................................    4

Section 4.     Representations and Warranties of the Company ..............    4
        4A.    Organization, Corporate Power and Licenses .................    4
        4B.    Capital Stock and Related Matters ..........................    5
        4C.    Authorization; No Breach ...................................    5
        4D.    Litigation, etc ............................................    6
        4E.    Brokerage ..................................................    6
        4F.    Governmental Consent, etc ..................................    6
        4G.    Investment Company .........................................    6

Section 5.     Representations and Warranties of the Purchasers ...........    6
        5A.    Purchasers' Investment Representations .....................    6

Section 6.     Definitions ................................................    7
        6A.    Definitions ................................................    7

Section 7.     Commitment Regarding Subsequent Funding; Right to
               Exchange Securities ........................................    9
        7A.    Commitment to Provide Subsequent Funding ...................    9
        7B.    Terms of Subsequent Investment .............................    9
        7C.    Right to Exchange Certain Existing Securities ..............    9

Section 8.     Miscellaneous ..............................................   10
        8A.    Expenses ...................................................   10
        8B.    Subsequent Employee Agreements .............................   10

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        8C.    Indemnification ............................................   10
        8D.    Survival of Representations and Warranties .................   10
        8E.    Remedies ...................................................   11
        8F.    Consent to Amendments ......................................   11
        8G.    Successors and Assigns .....................................   11
        8H.    Severability ...............................................   11
        8I.    No Third Party Beneficiaries ...............................   11
        8J.    Counterparts ...............................................   11
        8K.    Descriptive Headings; Interpretation .......................   11
        8L.    Governing Law ..............................................   12
        8M.    Notices ....................................................   12
        8N.    No Strict Construction .....................................   12

Schedules and Exhibits
----------------------

List of Exhibits
List of Disclosure Schedules

                            STOCK PURCHASE AGREEMENT
                            ------------------------

          THIS AGREEMENT (this "Agreement") is made as of August 30, 2001, by
                                ---------
and among Ziff Davis Holdings Inc., a Delaware corporation (the "Company") and
                                                                 -------
the purchasers listed on the attached Schedule of Purchasers (the "Purchasers").
                                      ----------------------       ----------
Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

          WHEREAS, the Company and the Purchasers are parties to a Stock Purchase Agreement (the "Prior Agreement") dated as of July 13, 2001 pursuant to
                         ---------------
which the Purchasers purchased an aggregate of 70,735.56657 shares of the Company's Series B Preferred Stock, par value $.01 per share ("Series B
                                                               --------
Preferred Stock") for an aggregate purchase price of $70,735,566.57 and an
---------------
aggregate of 3,722.92456 shares of the Company's Series C Convertible Preferred Stock, $.01 par value per share ("Series C Preferred Stock") for an aggregate
                                  ------------------------
purchase price of $3,722,924.56.

          WHEREAS, as a result of the Company's financial condition and results of operations, the Company is in urgent need of an immediate cash infusion of $15,000,000.00 and anticipates needing further equity investments of approximately $35,000,000.00 by November 30, 2001 in order to sustain its operations.

          WHEREAS, the Purchasers are willing (i) to invest $15,000,000.00 into the Company on an expedited basis in the form of purchasing an aggregate of $14,250,000.00 of Series B Preferred Stock and an aggregate of $750,000.00 of Series C Preferred Stock (the "Initial Investment") and (ii) subject to the
                               ------------------
terms and conditions set forth in this Agreement, to commit to invest up to an additional $35,000,000.00 into the Company (the "Subsequent Investment") on
                                                 ---------------------
terms and conditions to be mutually agreed upon between the Company and the Purchasers if the Company is unable to obtain an aggregate of $35,000,000.00 in additional equity investments from the Company's existing investors (other than the Purchasers) or from new third-party investors.

          WHEREAS, as a condition to the willingness of the Purchasers to make the Initial Investment in the form of Series B Preferred Stock and Series C Preferred Stock and to commit to making the Subsequent Investment, the Purchasers have required that the Company agree to exchange the securities purchased by the Purchasers under the Prior Agreement and the securities purchased by the Purchasers hereunder for other securities as described below.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          Section 1. Authorization and Closing.
                     -------------------------

          11. Authorization of the Preferred Stock. The Company shall (prior to
              ------------------------------------
Closing, as defined below) authorize the issuance and sale to the Purchasers of 14,250.00 shares of its Series B Preferred Stock, and 750.00 shares of its Series C Preferred Stock (collectively, the "Purchased Stock"), having the
                                             ---------------
rights and preferences set forth in the Third Restated Certificate of Incorporation attached as Exhibit A hereto.
                          ---------

          12.  Purchase and Sale of the Stock. On the basis of the
               ------------------------------
representations, warranties, covenants and agreements set forth herein, but subject to the terms and conditions set forth herein (including without limitation the condition set forth in Section 1C below and the covenants of the Company set forth in Section 7 below), at the Closing the Company shall sell to the Purchasers and the Purchasers shall purchase from the Company an aggregate of 14,250.00 shares of Series B Preferred Stock for an aggregate purchase price of $14,250,000.00 and 750.00 shares of Series C Preferred Stock for an aggregate purchase price of $750,000.00. The obligations of each Purchaser shall be several, with each Purchaser obligated only to purchase the number of shares of Purchased Stock set forth opposite such Purchaser's name on the Schedule of
                                                                -----------
Purchasers attached hereto.
----------

          13.  The Closing. The closing of the purchase and sale of the
               -----------
Purchased Stock (the "Closing") shall take place at the offices of Kirkland &
                      -------
Ellis, 200 East Randolph Drive, Chicago, IL 60601, at 10:00 a.m. on August 30, 2001, or at such other place or on such other date as may be mutually agreeable to the Company and the Purchasers. At the Closing, the Company shall deliver to each Purchaser stock certificates evidencing the Purchased Stock to be purchased by such Purchaser, registered in the Purchaser's or its nominee's name, upon payment of the purchase price thereof by wire transfer of immediately available funds in the amount set forth opposite such Purchaser's name.

          Section 2. Conditions of the Purchasers' Obligation at the Closing.
                     -------------------------------------------------------
The obligations of the Purchasers to purchase and pay for the Purchased Stock at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          21.  Representations and Warranties; Covenants. The representations
               -----------------------------------------
and warranties contained in Section 4 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the execution, delivery and performance of the agreements expressly referred to in this Section 2, and the Company shall have
                                         ---------
performed in all material respects all of the covenants and agreements required to be performed by it hereunder prior to or at the Closing.

          22.  Securities Law Compliance. The Company shall have made all
               -------------------------
filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

          23.  Closing Documents. The Company shall have delivered to the
               -----------------
Purchaser all of the following documents:

               (i) an Officer's Certificate, dated the date of the Closing, stating that the condition specified in Section 2A has been fully satisfied;

               (ii) certified copies of the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement, the issuance and sale of the Purchased Stock, and the consummation of all other transactions contemplated by this Agreement (the "Transactions");
                     ------------

               (iii) certified copies of the Company's Third Amended and Restated Certificate of Incorporation and Bylaws, each as in effect at the Closing;

          (iv) certificates evidencing the Purchased Stock, issued in the Purchasers' respective names; and

          (v) such other documents relating to the Transactions as the Purchasers or their special counsel may reasonably request.


          24.  Proceedings. All corporate and other proceedings taken or
               -----------
required to be taken by the Company in connection with the Transactions to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers.

          25.  Compliance with Applicable Laws. The purchase of the Securities
               -------------------------------
by the Purchasers hereunder shall not be prohibited by any applicable law or governmental rule or regulation.

          26.  Waiver. Any condition specified in this Section 2 may be waived
               ------
if consented to by the Purchasers.

          Section 3.  Transfer of Restricted Securities.
                      ---------------------------------

          31.  General Provisions. Subject to restrictions on transfer contained
               ------------------
in the Investor Rights Agreement, shares of Restricted Stock are transferable only pursuant to (i) Public Offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in Section 3B below, any other legally available means of
                        ----------
transfer.

          32.  Opinion Delivery. In connection with the transfer of any shares
               ----------------
of Restricted Stock (other than a transfer described in Section 3A(i) or (ii)
                                                        -------------     --
above), upon the request of the Company, the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of shares of Restricted Stock may be effected without registration of such shares under the Securities Act. In addition, if the holder of the shares of Restricted Stock delivers to the Company an opinion of Kirkland & Ellis or such other counsel that no subsequent transfer of such shares shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such shares which do not bear the Securities Act legend set forth in Section
                                                                         -------
3C. If the Company is not required to deliver new certificates for such shares
--
not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 3.
                                                ---------

          33.  Legend. Each certificate representing shares of Restricted Stock
               ------
shall be imprinted with a legend in substantially the following form:

     "The securities represented by this certificate were originally issued on August 30, 2001, and have not been registered under the Securities Act of 1933, as amended or any applicable state securities laws. The transfer of the securities represented by this certificate is subject to the conditions specified in a Stock Purchase Agreement dated as of August 30, 2001 and an Investor Rights Agreement, dated as of April 5, 2000 as amended and modified from time to time, between the issuer (the "Company") and certain investors, and the Company
                              -------
     reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

          34.  Legend Removal. If any shares of Restricted Stock become eligible
               --------------
for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in Section 3C
                                                                     ----------
from the certificates for such Restricted Securities.

          Section 4 Representations and Warranties of the Company. As a material
                    ---------------------------------------------
inducement to the Purchasers to enter into this Agreement and purchase the Purchased Stock:

          41.  Organization, Corporate Power and Licenses. The Company is a
               ------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement (including, without limitation, the issuance of the Purchased Stock hereunder). The copies of the Company's Third Amended and Restated Certificate of Incorporation and Bylaws which have been furnished to the Purchasers reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

          42.  Capital Stock and Related Matters.
               ---------------------------------

               (i) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of (a) 120,000,000 shares of Common Stock, of which 76,049,301.77 shares shall be issued and outstanding; (b) 350,000 shares of Series A Preferred Stock, of which 337,582.50 shares shall be issued and outstanding, (c) 142,500 shares of Series B Preferred Stock, of which 84,985.56657 shares shall be issued and outstanding and (d) 7,500 shares of Series C Preferred Stock, of which 4,472.92456 shares shall be issued and outstanding. The attached Capitalization Schedule sets forth the ownership of the Company as of and
     -----------------------
     immediately after the Closing. As of the Closing, the Company shall not have outstanding (or any commitments to issue) any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except as set forth on the attached Capitalization Schedule. As of the Closing, the
                               -----------------------
     Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock except pursuant to the Executive Stock Agreements and the Investor Rights Agreement. All of the outstanding shares of the Company's capital stock are, and as of the Closing shall be, validly issued, fully paid and nonassessable.

               (ii) There are no statutory or, to the Company's actual knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Purchased Stock hereunder or any other capital stock or other securities of the Company, except as set forth in the Investor Rights Agreement. Based upon the representations and warranties of the Purchasers set forth herein, and to the Company's knowledge, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock or other securities, and the offer, sale and issuance of the Purchased Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. To the Company's actual knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except for the Investor Rights Agreement and Executive Stock Agreements between the Company and certain of its executives. The Company has not granted any registration rights other than under the Investor Rights Agreement.

          43.  Authorization; No Breach. The execution, delivery and performance
               ------------------------
of this Agreement (including the issuance and delivery of the Purchased Stock hereunder) have been duly and validly authorized by the Company's board of directors. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Purchased Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to,
(iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency or other

Person pursuant to, the Third Amended and Restated Certificate of Incorporation or Bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject.

          44.  Litigation, etc. There are no actions, suits, proceedings,
               ---------------
orders, investigations or claims pending or, to the Company's actual knowledge, threatened against the Company or pending or threatened by the Company against any third party, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement) or otherwise.

           45.  Brokerage. There are no claims for brokerage commissions,
                ---------
finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company.

          46.  Governmental Consent, etc. To the actual knowledge of the
               -------------------------
Company: (i) no permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement, or the consummation by the Company of the Transactions and (ii) no permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority was required in connection with the formation of the Company, other than filing with the Delaware Secretary of State.

          47.  Investment Company. The Company is not an "investment company" as
               ------------------
defined under the Investment Company Act of 1940, as amended.

          Section 5. Representations and Warranties of the Purchasers.
                     ------------------------------------------------

          51.  Purchasers' Investment Representations. As a material inducement
               --------------------------------------
to the Company to enter into this Agreement and to sell the Purchased Stock hereunder, each Purchaser represents and warrants, severally and not jointly, to the Company as of the date hereof as follows:

               (i) Such Purchaser is acquiring the Restricted Stock purchased hereunder for its own account with the present intention of holding such securities for purposes of investment, has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws, was not organized or reorganized for the purpose of purchasing the Restricted Stock purchased hereunder, and conducts other business or holds other investments; provided
                                                                        --------
     that nothing contained herein shall prevent such Purchaser and subsequent holders of Restricted Stock from transferring such securities in compliance with the provisions of Section 3 hereof and the Investor Rights Agreement.
                            ---------

               (ii) Such Purchaser is an "accredited investor" (as defined) under Regulation D under the Securities Act, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Purchased Stock.

               (iii) Such Purchaser is able to bear the economic risk of its investment in the Purchased Stock for an indefinite period of time because the Purchased Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

               (iv) Such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Purchased Stock and has had full access to such other information concerning the Company as it has requested.

               (v) This Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Purchaser does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Purchaser is a party or any judgment, order or decree to which such Purchaser is subject.

               (vi) Such Purchaser is a resident of the state indicated in its address as set forth on the Schedule of Purchasers attached hereto.
                                 ----------------------

          Section 6.  Definitions.
                      -----------

          61.  Definitions. For the purposes of this Agreement, the following
               -----------
terms have the meanings set forth below:

          "Independent Third Party" means any Person who, immediately prior to
           -----------------------
the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis (a "5% Owner"), who is not controlling,
                                          --------
controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

          "Investor Rights Agreement" means the that certain agreement dated as
           -------------------------
of April 5, 2000, as amended, by and among the Company and its stockholders.

          "Material Adverse Effect" means a material adverse effect upon (a) the
           -----------------------
business, operations, prospects, properties, assets or condition (financial or otherwise) of the Company and its subsidiaries, on an individual basis or taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement.

          "Officer's Certificate" means a certificate signed by the Company's
           ---------------------
president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's actual knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Public Offering" means any offering of the Company's equity
           ---------------
securities to the public
pursuant to an effective registration statement under the Securities Act, or any comparable statement under any similar federal statute then in force.

          "Restricted Stock" means (i) the Purchased Stock issued hereunder, and
           ----------------
(ii) any Preferred Stock issued with respect to the Purchased Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Restricted Stock, such shares shall cease to be Restricted Stock when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 3C have been delivered by the Company. Whenever any particular securities cease to be Restricted Stock, the holder thereof shall be entitled to receive from the Company, without expense, new shares of like tenor not bearing a Securities Act legend of the character set forth in Section 3C.

          "Sale of the Company" means the sale of the Company to an Independent
           -------------------
Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" means the U.S. Securities and
           ----------------------------------
Exchange Commission and includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          Section 7.  Commitment Regarding Subsequent Funding; Right to Exchange
                      ----------------------------------------------------------
Securities.
----------

          7A.  Commitment to Provide Subsequent Funding. In the event that the
               ----------------------------------------
Company is unable to obtain, on terms satisfactory to the Company and one or more prospective investors, aggregate gross proceeds of at least $35,000,000.00 from equity investments by Persons other than the Purchasers (including pursuant to the exercise of preemptive rights by the Company's other stockholders pursuant to Section 4 of the Investor Rights Agreement) after the date hereof and on or prior to November 30, 2001 (the "Funding Determination Date"), then,
                                           --------------------------
subject to the terms and conditions of this Section 7, each Purchaser severally hereby agrees to invest in the Company up to the amount equal to its Pro Rata Share of the difference between (i) $35,000,000.00 and (ii) the aggregate gross proceeds received by the Company from equity investments by Persons other than the Purchasers after the date hereof and on or prior to November 30, 2001 (the "Commitment Amount"). Promptly following the Funding Determination Date, the
 -----------------
Company shall notify the Purchasers if it has obtained equity funding from Persons other than the Purchasers and, to the extent the Company has obtained any such equity funding, the terms and conditions of such investment (the "Third
                                                                           -----
Party Investment"). For purposes hereof, the "Pro Rata Share" for a Purchaser
----------------                              --------------
means the amount invested by such Purchaser at the Closing divided by $15,000,000.

          7B.  Terms of Subsequent Investment. If, pursuant to Section 7A above,
               ------------------------------
the Company notifies the Purchasers that it has failed to obtain, prior to the Funding Determination Date, aggregate gross proceeds of at least $35,000,000.00 from equity investments by Persons other than the Purchasers after the date hereof, the Company shall have the right to require each Purchaser to make an investment in the Company in an aggregate amount equal to such Purchaser's Pro Rata Share of the Commitment Amount (such Purchaser's "Committed Investment").
                                                       --------------------
Notwithstanding the foregoing, the Company shall not have the right to require the Purchasers to make an investment in the Company pursuant to this Section 7B if the Company has suffered, since June 30, 2001 (i.e., the date of the most recent consolidated balance sheet of the Company delivered to the Purchasers), a Material Adverse Effect, or if facts, events or circumstances exist or have occurred which are reasonably likely to result in a Material Adverse Effect. In exchange for a Committed Investment, each Purchaser shall receive securities and other rights which are mutually acceptable to the Company and the Purchasers (which terms may vary from, and be more favorable to the Purchasers than, the terms and conditions of the Purchased Stock), provided that (i) if the Company has obtained a Third Party Investment, the securities and other rights issued to the Purchasers shall be no less favorable to the Purchasers than the securities and other rights issued in such Third Party Investment are to the purchasers thereof; and (ii) the issuance of the securities and other rights to the Purchasers in such Committed Investment must be on terms and conditions which have been determined to be fair to the Company from a financial standpoint by a nationally recognized investment banking or financial advisory firm, as reflected in a written opinion of such firm to the Company. The parties agree to negotiate in good faith concerning the terms and conditions of the Committed Investment and the Company will pay all costs and expenses of the investment banking or financial advisory firm referred to above.

          7C.  Right to Exchange Certain Existing Securities. As a material
               ---------------------------------------------
inducement to the Purchasers to purchase the Purchased Stock hereunder and to make the commitments set forth in Sections 7A and 7B above, the Company covenants and agrees that it shall deliver to the Purchasers, promptly upon receipt thereof from, or delivery thereof by the Company to, any third party, copies of all documents relating to any proposed or consummated Third Party Investment, including without limitation any letter of intent, term sheet or letter agreement proposing or setting forth proposed terms for any Third Party Investment or draft or definitive agreements relating to any proposed or consummated Third Party Investment, and shall notify the Purchasers in writing promptly upon execution of any definitive agreement providing for any Third Party Investment, and in any event at least five (5) business days prior to the consummation of any such investment (such notice, a "Third Party Investor
                                                     --------------------
Notice"), and shall also promptly notify the Purchasers in writing of the
------
consummation of each such Third Party Investment.

               (i) If the Purchasers consummate a Committed Investment, then the Purchasers may exchange all, but not less than all, of the Series B Preferred Stock and the Series C Preferred Stock purchased under the Prior Agreement or this Agreement for securities of the same classes and in the same proportions as those issued, and at the same price and on the same other terms on which such securities are issued, to the Purchasers in exchange for cash upon consummation of the Committed Investment.

               (ii) If the Purchasers do not consummate a Committed Investment, but the Company consummates a Third Party Investment pursuant to an agreement entered into at any time on or prior to November 30, 2001, then upon the request of any Purchaser by written notice to the Company not later than the last to occur of (i) 30 days after delivery to the Purchasers of a Third Party Investor Notice, (ii) 10 days after consummation of any equity financing described in any Third Party Investor Notice, or (iii) December 31, 2001, the Purchasers may elect by written notice to the Company to exchange all, but not less than all, of the Series B Preferred Stock and the Series C Preferred Stock purchased under the Prior Agreement or this Agreement for securities of the same classes and in the same proportions as those issued, and at the same price and on the same other terms on which such securities are issued, upon consummation of a Third Party Investment.

               (iii) The Company shall take all actions necessary (including executing all necessary agreements and instruments and obtaining all necessary third party and stockholder consents) in order to effect promptly any exchange of securities requested by the Purchasers pursuant to this
     Section 7. The shares of Series B Preferred Stock and Series C Preferred Stock delivered by any Purchaser in any exchange pursuant to this Section 7 will be deemed to have cash value equal to the aggregate purchase price paid by such Purchaser for such shares plus the aggregate amount of unpaid dividends which have accrued on such shares through the date of such exchange.

          Section 8.  Miscellaneous.
                      -------------

          81.  Expenses. The Company shall pay to the Purchasers, and hold the
               --------
Purchasers harmless against liability for the payment of, (i) the fees and expenses of its special counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement, which shall be payable at the Closing or, if the Closing does not occur, payable upon demand, (ii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the agreements contemplated hereby or the Third Amended and Restated Certificate of Incorporation, (iii) the fees and expenses incurred with respect to the enforcement of the rights granted under this Agreement, the agreements contemplated hereby and the Third Amended and Restated Certificate of Incorporation, (iv) the reasonable fees and expenses incurred by the Purchasers in connection with any transaction, claim or event which WS believes affects the Company and as to which the Purchasers seeks the advice of outside professionals, and (iv) the fees and expenses incurred by the Purchasers in connection with a Sale of the Company.

          82.  Subsequent Employee Agreements. After the date hereof, any
               -------------------------------
agreement entered into by the Company providing for the issuance to employees of stock or other equity securities exercisable for or convertible into stock shall contain repurchase provisions granting the Purchasers the right to repurchase the employee stock to the extent not repurchased by the Company, on terms no less favorable than are contained in the Executive Stock Agreements entered into by the Company as of the date hereof; provided, however, that the requirement
                                      --------
contained herein can be waived in writing by the Purchasers.

          83.  Indemnification. The Company hereby covenants and agrees to
               ---------------
indemnify and hold harmless the Purchasers, their respective officers, directors, stockholders, partners, affiliates, successors, assigns, agents and other representatives, from and against any and all damages, losses, claims, liabilities, deficiencies, costs and expenses (including, without limitation, reasonable attorneys' fees), resulting from any material breach of any of the representations, warranties or covenants of the Company under this Agreement.

          84.  Survival of Representations and Warranties. All representations
               ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchasers or on their behalf, through the first anniversary of the Closing; provided, however, that the representations and
                            --------
warranties contained in Section 4B, Section 4C and Section 4D hereof shall
                        ----------  ----------     ----------
survive the Closing for the applicable statute of limitations, giving effect to any waiver, mitigation or extension thereof.

          85.  Remedies. The Purchasers shall have all rights and remedies set
               --------
forth in this Agreement, the Investor Rights Agreement, the Third Amended and Restated Certificate of Incorporation and all rights and remedies which the Purchasers have been granted at any time under any other agreement or contract and all of the rights which the Purchasers have under any law. The Purchasers shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          86.  Consent to Amendments. Except as otherwise expressly provided
               ---------------------
herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Purchasers.

          87.  Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchasers' benefit as a purchaser or holder of any class of Preferred Stock are also for the benefit of, and enforceable by, any subsequent holder of such Preferred Stock.

          88.  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          89.  No Third Party Beneficiaries. Nothing herein expressed or implied
               ----------------------------
is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

          810. Counterparts. This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          811. Descriptive Headings; Interpretation. The descriptive headings of
               -------------------------------------
this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          812. Governing Law. All issues and questions concerning the
               -------------
construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. In furtherance of the foregoing, the internal law of the State of Illinois shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          813. Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided
                                                                      --------
that such notice, demand or other communication is also deposited within 24 hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person, or (iv) five days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchasers at the addresses and telecopier numbers indicated on the Schedule of
                                                                    -----------
Purchasers attached hereto, and to the Company at the following address and
----------
telecopier number:

          Ziff Davis Holdings Inc.
          28 East 28th Street
          New York, NY 10016
          Telecopy:  (212) 503-3550
          Attention: Chief Executive Officer

          with a copy to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, IL 60601
          Telecopy:  (312) 861-2200
          Attention: John A. Weissenbach, Esq.
                     David A. Breach, Esq.

or to such other address and telecopier number or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          814. No Strict Construction. The parties hereto have participated
               ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                              *     *     *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                             ZIFF DAVIS HOLDINGS INC.


                             By:  /s/ Thomas McGrade
                                  ---------------------------------------------
                             Its: Chief Operating Officer
                                  ---------------------------------------------


                             WILLIS STEIN & PARTNERS III, L.P.
                             WILLIS STEIN & PARTNERS DUTCH III-A, L.P.
                             WILLIS STEIN & PARTNERS DUTCH III-B, L.P.
                             WILLIS STEIN & PARTNERS III-C, L.P.

By: Willis Stein & Partners
Management III, L.P.
                             Its: General Partner

                             By:  Willis Stein & Partners Management III, L.L.C.
                             Its: General Partner

                             By:  /s/ Avy Stein
                                  ---------------------------------------------
                             Its: Member

                         LIST OF EXHIBITS AND SCHEDULES
                         ------------------------------

Exhibits
--------

Exhibit A -  Third Amended and Restated of Certificate of Incorporation



Disclosure Schedules
--------------------

Capitalization Schedule


Schedule of Purchasers.
----------------------

                                    EXHIBIT A


See attached.

Capitalization Schedule
-----------------------

Outstanding Capital Stock As of Closing
---------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                            No. of Shares       No. of Shares     No. of           No. of Shares
                                                of                  of           Shares of             of
                                              Series A           Series B        Series C             Common
                                              --------           --------        --------             ------
                                             Preferred           Preferred       Preferred            Stock
                                             ---------           ---------       ---------            -----
                                               Stock               Stock          Stock
                                               -----               -----          -----
-----------------------------------------------------------------------------------------------------------------
Willis Stein & Partners II, L.P.             89,288.12                                             18,797,498.79
-----------------------------------------------------------------------------------------------------------------
Willis Stein & Partners Dutch,                5,711.88                                              1,202,501.21
L.P.
-----------------------------------------------------------------------------------------------------------------
Abu Dhabi Investment Authority               14,250.00                                              3,000,000.00
-----------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank as                   9,500.00                                              2,000,000.00
Trustee for First Plaza Group
Trust
-----------------------------------------------------------------------------------------------------------------
Co-Investment Partners, L.P.                 14,250.00                                              3,000,000.00
-----------------------------------------------------------------------------------------------------------------
DLJ Diversified Partners, L.P.                1,749.34                                                368,282.80
-----------------------------------------------------------------------------------------------------------------
DLJ Diversified Partners-A, L.P.                649.65                                                136,767.60
-----------------------------------------------------------------------------------------------------------------
DLJ EAB Partners, L.P.                          134.34                                                 28,282.80
-----------------------------------------------------------------------------------------------------------------
DLJ ESC II L.P.                               5,642.42                                              1,187,878.80
-----------------------------------------------------------------------------------------------------------------
DLJ First Esc L.P.                               57.58                                                 12,121.20
-----------------------------------------------------------------------------------------------------------------
DLJ Merchant Banking Partners                 1,191.61                                                250,865.40
II-A, L.P.
-----------------------------------------------------------------------------------------------------------------
DLJ Merchant Banking Partners                29,921.45                                              6,299,252.40
II, L.P.
-----------------------------------------------------------------------------------------------------------------
DLJ Millennium Partners, L.P.                   483.80                                                101,851.80
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                            No. of Shares       No. of Shares     No. of           No. of Shares
                                                of                  of           Shares of             of
                                              Series A           Series B        Series C             Common
                                              --------           --------        --------             ------
                                             Preferred           Preferred       Preferred            Stock
                                             ---------           ---------       ---------            -----
                                               Stock               Stock          Stock
                                               -----               -----          -----
-----------------------------------------------------------------------------------------------------------------
DLJ Millennium Partners-A, L.P.                  94.36                                                 19,865.40
-----------------------------------------------------------------------------------------------------------------
DLJ Offshore Partners II, C.V.                1,471.38                                                309,764.40
-----------------------------------------------------------------------------------------------------------------
DLJMB Funding II, Inc.                        6,104.07                                              1,285,067.40
-----------------------------------------------------------------------------------------------------------------
GS Private Equity Partners II,                4,225.99                                                889,682.00
L.P.
-----------------------------------------------------------------------------------------------------------------
GS Private Equity Partners II                 2,188.51                                                460,739.80
Offshore, L.P.
-----------------------------------------------------------------------------------------------------------------
GS Private Equity Partners II -               1,750.81                                                368,591.80
Direct Investment Fund, L.P.
-----------------------------------------------------------------------------------------------------------------
GS Private Equity Partners III,               4,429.43                                                932,511.20
L.P.
-----------------------------------------------------------------------------------------------------------------
GS Private Equity Partners III                1,032.61                                                217,391.40
Offshore, L.P.
-----------------------------------------------------------------------------------------------------------------
GS Private Equity Partners                      622.65                                                131,083.80
Connecticut, L.P.
-----------------------------------------------------------------------------------------------------------------
NAS Partners I L.L.C.                            54.98                                                 11,575.00
-----------------------------------------------------------------------------------------------------------------
Nassau Capital Partners Fund III              7,070.02                                              1,488,425.00
L.P.
-----------------------------------------------------------------------------------------------------------------
Norwest Equity Partners VII, L.P.             7,125.00                                              1,500,000.00
-----------------------------------------------------------------------------------------------------------------
James D. Dunning, Jr.                         8,455.00                                              4,146,000.00
-----------------------------------------------------------------------------------------------------------------
Thomas McGrade                                  142.50                                                522,916.67
-----------------------------------------------------------------------------------------------------------------
James Spanfeller                                475.00                                                127,288.13
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            No. of Shares       No. of Shares     No. of               No. of Shares
                                                of                  of           Shares of                 of
                                              Series A           Series B        Series C                 Common
                                              --------           --------        --------                 ------
                                             Preferred           Preferred       Preferred                Stock
                                             ---------           ---------       ---------                -----
                                               Stock               Stock          Stock
                                               -----               -----          -----
---------------------------------------------------------------------------------------------------------------------
Al Perlman                                      285.00                                                    552,916.67
---------------------------------------------------------------------------------------------------------------------
Wenda Millard                                   475.00                                                    346,458.33
---------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners III, L.P.        111,096.47938          79,508.18732       4,184.64143         23,388,732.50
---------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners Dutch              3,345.06994           2,393.95927         125.99786            704,225.25
III-A, L.P.
---------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners Dutch              3,345.06994           2,393.95927         125.99786            704,225.25
III-B, L.P.
---------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners III-C,               963.38074             689.46071          36.28741            202,817.00
L.P.
---------------------------------------------------------------------------------------------------------------------
Other Management Stockholders                                                                           1,353,721.98
---------------------------------------------------------------------------------------------------------------------
         Total Authorized Shares:           350,000.00            142,500.00          7,500.00        120,000,000.00
---------------------------------------------------------------------------------------------------------------------


Stock Options

The Company has two option plans pursuant to which the Company has authorized for issuance an aggregate of 2,630,000 shares of Common Stock upon the exercise of stock options granted under such plans.

                             SCHEDULE OF PURCHASERS

--------------------------------------------------------------------------------------------

                HOLDER                         NUMBER OF SHARES OF       NUMBER OF SHARES OF
                                               SERIES B PREFERRED        SERIES C PREFERRED
--------------------------------------------------------------------------------------------
Willis Stein & Partners III, L.P.                 13,331.57753                 701.66197
c/o Willis Stein & Partners
227 West Monroe Street
Chicago, IL 60606
--------------------------------------------------------------------------------------------
Willis Stein & Partners Dutch III-A, L.P.            401.40839                  21.12676
c/o Willis Stein & Partners
227 West Monroe Street
Chicago, IL 60606
--------------------------------------------------------------------------------------------
Willis Stein & Partners Dutch III-B, L.P.            401.40839                  21.12676
c/o Willis Stein & Partners
227 West Monroe Street
Chicago, IL 60606
--------------------------------------------------------------------------------------------
Willis Stein & Partners III-C, L.P.                  115.60569                   6.08451
c/o Willis Stein & Partners
227 West Monroe Street
Chicago, IL 60606
--------------------------------------------------------------------------------------------